UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 6, 2015

NewMarket Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	1-32190	20-0812170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

330 South 4th Street, Richmond, Virginia		23219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(804) 788-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2015, NewMarket Corporation (the "Company") issued a press release announcing that its Board of Directors has appointed H. Hiter Harris, III to the Board of Directors, effective as of August 7, 2015. Mr. Harris was also appointed to the Audit Committee and the Compensation Committee. Mr. Harris will serve as a Director of the Company until the Company's 2016 annual meeting of shareholders, at which time it is expected that he will stand for election. The press release issued on August 6, 2015 by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On August 6, 2015, the Company announced that after 13 years of dedicated service, Steven M. Edmonds, Vice President and General Counsel, intends to retire on March 31, 2016. The Company also announced that M. Rudolph West, Assistant General Counsel and Secretary, will succeed Mr. Edmonds as Vice President and General Counsel of the Company, effective January 1, 2016. At such time, Mr. Edmonds will continue to serve as a Vice President of the Company until his retirement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2015, the Board of Directors approved an amendment to Section II, Part 2 of the Bylaws of the Company, which became effective immediately. The Bylaw amendment increases the size of the Board of Directors from six to seven directors.

A copy of the Company's Bylaws, as amended, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On August 6, 2015, the Company issued a press release reporting that the Company's Board of Directors had declared a dividend of $1.40 per share of the Company's common stock, payable on October 1, 2015 to the Company's shareholders of record as of September 15, 2015. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 NewMarket Corporation Bylaws, as amended and restated, effective August 6, 2015.

99.1 Press release regarding new Board member issued by the Company on August 6, 2015.

99.2 Press release regarding quarterly dividend issued by the Company on August 6, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewMarket Corporation

August 6, 2015	By:	Brian D. Paliotti

Name: Brian D. Paliotti
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	NewMarket Corporation Bylaws, as amended and restated, effective August 6, 2015
99.1	Press release regarding new Board member issued by the Company on August 6, 2015
99.2	Press release regarding quarterly dividend issued by the Company on August 6, 2015